SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 8, 2002
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                   LADENBURG THALMANN FINANCIAL SERVICES INC.
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               (Exact Name of Registrant as Specified in Charter)



            Florida               1-15799           65-0701248
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(State or Other Jurisdiction  (Commission File      (IRS Employer
    of Incorporation)             Number)           Identification No.)



590 Madison Avenue, 34th Floor, New York, New York       10022
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code   (212) 409-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

         Effective October 8, 2002, J. Bryant Kirkland III resigned as Chief Financial Officer of Ladenburg Thalmann Financial Services Inc. ("Company"). Mr. Kirkland resigned from his position in order to devote his full time to his positions with New Valley Corporation, Vector Group Ltd. and their subsidiaries. The Company has appointed Salvatore Giardina as its new Vice President and Chief Financial Officer to replace Mr. Kirkland.

         Mr. Giardina, 40 years old, has been the Company's Vice President of Finance since June 2001. Mr. Giardina has been affiliated with Ladenburg Thalmann & Co. Inc. ("Ladenburg Thalmann"), one of the Company's operating subsidiaries, since February 1990. He has served as Ladenburg Thalmann's Chief Financial Officer since August 1998, and from February 1990 until August 1998, served as its Controller. From August 1983 until February 1990, Mr. Giardina was an auditor with the national public accounting firm of Laventhol & Horwath. Mr. Giardina is a certified public accountant.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 8, 2002


                                     LADENBURG THALMANN FINANCIAL SERVICES INC.




                                     By: /s/ Victor M. Rivas
                                        --------------------------------
                                        Name: Victor M. Rivas
                                        Title: President and
                                                 Chief Executive Officer